Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Tax US Government Securities Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 8/31/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 10/31/05

                              By: /s/ Jean Bernhard Buttner
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                                                 Jean Bernhard Buttner
                                                Chairman and President
                                  Value Line US Government Securities Fund, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line US Government Securities Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 8/31/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 10/31/05

                             By: /s/ David T. Henigson
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                                                 David T. Henigson
                                     Vice President and Secretary/Treasurer
                                  Value Line US Government Securities Fund, Inc.